UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     February 20, 1998

                           Lukens Medical Corporation
             (Exact name of registrant as specified in its charter)

  Delaware                       1-11109                  22-2429965
(State or other              (Commission File         (I.R.S. Employer
jurisdiction of               Number)                  Identification
incorporation)                                              Number)

          3820 Academy Parkway North, NE, Albuquerque, New Mexico 87109
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (505) 342-9638




          (Former name or former address, if changed since last report)



                  Exhibit Index on Sequentially Numbered Page 4


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                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events.


     Registrant's  press  release dated  February 20, 1998 is filed  herewith as exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               20.  Press release of Registrant dated February 20, 1998.




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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LUKENS MEDICAL CORPORATION
                                                     (Registrant)


                                              By: /s/ Robert S. Huffstodt
                                                  ------------------------------
                                                  Robert S. Huffstodt, President
                                                  and Chief Executive Officer





Dated:   March 2, 1998


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



                                  EXHIBIT INDEX



                                                                   Sequentially
         Exhibit                                                   Numbered Page

20.      Press release of registrant dated
         February 20, 1998.                                              5




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